UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2021

Motorsport Games Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39868	86-1791356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL (Address of principal executive offices)	33137 (Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2021, Motorsport Games Inc., a Delaware corporation (the “Company”), entered into a share exchange agreement (the “Exchange Agreement”) with PlayFast Games, LLC, a North Carolina limited liability (“PlayFast”).

Pursuant to the Exchange Agreement, the Company and PlayFast, a minority stockholder in 704Games Company, a Delaware corporation (“704Games”), agreed that the Company will acquire the 30,903 restricted shares of common stock of 704Games owned by PlayFast, which represents approximately 7.6% of the outstanding common stock of 704Games, in exchange for (i) 366,541 newly issued shares of Class A common stock of the Company (“Company Common Stock”) (representing approximately 3.4% of the currently outstanding shares) and (ii) cash in an amount to be determined based on the share price of the Company Common Stock over the last 10 trading days of March of 2021. Based on the closing price of Company Common Stock on March 11, 2021, the total transaction with PlayFast for shares of Company Common Stock and cash is valued at approximately $10.75 million.

Upon closing of the transaction under the Exchange Agreement, the Company would increase its ownership interest in 704Games from approximately 82.2% to approximately 89.9%. The transaction is subject to customary conditions to closing, including the receipt of necessary third-party approvals and is expected to be completed on April 1, 2021.

The restricted shares of Company Common Stock are issuable to PlayFast at closing of the transaction under the Exchange Agreement under an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act.

The foregoing description of the Exchange Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided the third paragraph in Item 1.01 of this Report is hereby incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On March 12, 2021, the Company issued a press release announcing the Exchange Agreement with PlayFast. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Share Exchange Agreement, dated March 11, 2021, between Motorsport Games Inc. and PlayFast Games, LLC
99.1	Press Release dated March 12, 2021

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, whether to the Company will be able to close the transactions contemplated in the Exchange Agreement, whether all conditions precedent in such agreement will be satisfied, whether the closing of the transactions contemplated in the Exchange Agreement will occur and whether the Company will achieve its goals. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: March 12, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Share Exchange Agreement, dated March 11, 2021, between Motorsport Games Inc. and PlayFast Games, LLC
99.1	Press Release dated March 12, 2021

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